UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 26, 2004

                            CLASSIC BANCSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)

 Delaware                              0-27170                  61-1289391
--------------------------        ------------------            ----------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


344 17th Street, Ashland, Kentucky                                41101
----------------------------------                                -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (606) 326-2800
                                                     --------------

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01   Regulation FD Disclosure

On August 26, 2004, Classic Bancshares, Inc. conducted a slideshow presentation to stockholders at the annual meeting of stockholders held on August 26, 2004.

Item 9.01.  Financial Statements and Exhibits

(a)         Financial Statements of businesses acquired. Not Applicable.

(b)         Pro forma financial information. Not Applicable.

(c)         Exhibits.

            The following Exhibit is attached as part of this report:

               99.1 Slideshow presentation dated August 26, 2004





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            CLASSIC BANCSHARES, INC.



DATE: August 27, 2004                By:  /s/ Lisah M. Frazier
                                          ---------------------------------
                                          Lisah M. Frazier, Chief Operations
                                          Officer and Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.                           Description

          99.1                     Slideshow presentation dated August 26, 2004